Exhibit 99.5

IHS Q1 video v1.mp4

(Opening Graphic)

JO:

[00:00:07.19] Jerre, great news that we announce today. I wanted to spend just a couple of minutes talking to IHS colleagues about our Q1 results. Um, before we get into that, what (THROAT CLEAR) should colleagues be doing right now to make sure that this— this merger of equals is successful?

JERRE STEAD:

[00:00:21.18] Learning— uh, listening and learning. Uh, one about what we’ll be able to do together in the future, creating ideas of the ability to share. Uh, like— like the video they’re gonna see or have seen— uh, with Lance and I, it’s a tr— you know, I’ve done this a long time, this is the most exciting one I’ve had.

[00:00:40.17] So listen and learn, critical for us right now, because this is— a, a process we’re starting through. And until we’re able to do the close and merger of equals, probably September time, gotta deliver the results. I’m so proud of— what we’re doing. I’ve got early indication on the— customer delight scores. I can’t thank ‘em all enough. We’re in great shape. You’re gonna hear about that, off to a great start. And then make sure we take a minute, celebrate a really remarkable first quarter, talk a little more about that, and then focus, focus, focus. Simplify, focus, execute, SFE, right?

JO:

[00:01:17.02] Yes, FSE. So how— how would you describe our performance in the first quarter?

JERRE STEAD:

[00:01:21.18] Remarkable, actually. Uh, you know, the— the— oil and gas energy issues continue, and what our teams have done is— really magnificent. What’s so important to me, I mean, transportation grew 10% organically. And there’s very few companies anyplace that are doing 10% right now. And chemicals, by the way, did a great job, as did the— CMS.

[00:01:44.00] So felt really good about all of that. I think, with everything going on with the continued— de— de-investing, if you will— less capital, less expenses— the large energy companies around the world, our teams have done just a great job on that. So I’m really proud of the Q1.

[00:02:03.12] We delivered— 170 basis points of EBITDA margin improvement. If you remember when we— uh, s— kicked off this year, we said we’d deliver at least 100 basis points? We’re off to a great start. So I felt really good about that. And then, of course uh— like I said— I would— have been able to see— several of our colleagues— as I’ve traveled in transportation, and it’s just wow. It’s just great, and keep it rolling. Then we should talk about CERAWeek.

JO:

[00:02:31.03] Yeah, you were in CERAWeek (UNINTEL)—

JERRE STEAD:

[00:02:33.00] So— it was amazing. Uh, over 3,000 people, our best ever. Uh, it’s uh, I think we had over 300— media people, CNBC Live, et cetera, et cetera. And to h— and— and by far the most important group of— total— speakers and panels I’ve ever seen. A wonderful job. And what was so interesting to me is with— a lot of cost control on in place in the energy companies, they didn’t cost control to get their people there. They saw that as the single most important— meeting, which it is. Uh, it’s really— at least four CEOs told me, of our large energy companies, it’s the Davos (?) of energy, and maybe even better than Davos, so—

JO:

[00:03:17.03] It was our highest in revenue and attendance—

JERRE STEAD:

[00:03:19.06] All the way. And couldn’t have felt better. Dan Yergin, who’s— amazing, I think did 45 different— f— interviews during that whole period of time. So fun to listen to. Uh, you know, it started that Monday with the president of Mexico, which was really fun. I had an opportunity to talk to him and listen to him about how important he believed IHS was in the future of— of his country and— and the companies there.

[00:03:48.10] That’s pretty— and then it just went from there. Jeff Immelt, good friend of mine, chairman and CEO of GE was there, and— and Jeff said this was the best single event he attends each year, and he’s happy to be there to speak. You can’t get better than that.

JO:

[00:04:02.13] No, you can’t. And um, colleagues will watch the— the great video of— of you and Lance talking about the merger of equals. Anything else you wanna share with colleagues before we wrap up?

JERRE STEAD:

[00:04:12.21] Other than to say thanks a lot— where we’ve come from, I— shared with the board yesterday— which was Saturday— as we get approval— Saturday, March 19th. I’ve gotta tell you two things: We set a stake in the ground, we’re gonna announce this on the 21st. Everybody took a big gasp, didn’t think they did, and we did.

[00:04:32.23] And it’s because of the great work of Markit, it’s the great work of our IHS teams, and all of our advisors. So that’s— that’s happened. And you just gotta feel so good about where we’re at and where we’re going to go. And what it’s gonna do, as we said in that video, of helping all of our colleagues have more opportunities than ever before.

JO:

[00:04:52.04] Thank you so much, Jerre.

JERRE STEAD:

[00:04:53.22] Thank you, Jo. We’re a good team, it’s fun.

(CLOSING GRAPHIC)

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Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, Markit will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 that will include a joint proxy statement of IHS and Markit. IHS and Markit may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which IHS or Markit may file with the SEC. INVESTORS AND SECURITY HOLDERS OF IHS AND MARKIT ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by IHS and Markit through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of IHS or Markit at the following:

IHS	MARKIT
15 Inverness Way East	4th Floor, Ropemaker Place,
Englewood, CO 80112	25 Ropemaker Street, London England EC2Y 9LY
Attention: Investor Relations	Attention: Investor Relations
+1 303 397-2969	+44 20 7260 2000

Participants in the Solicitation

IHS, Markit, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IHS’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in IHS’s Form 10-K for the year ended November 30, 2015 and its proxy statement filed on February 24, 2016, which are filed with the SEC. Information regarding the directors and executive officers of Markit, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Markit’s 20-F for the year ended December 31, 2015, and Markit’s proxy statement filed on Form 6-K on March 27, 2015, which are filed with the SEC. A more complete description will be available in the registration statement on Form F-4 and the joint proxy statement/prospectus.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder or stockholder (as applicable) and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, (ii) the ability of IHS and Markit to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the proposed transaction that could be instituted against IHS, Markit or their respective directors, (iv) the risk that disruptions from the proposed transaction will harm IHS’s and Markit’s business, including current plans and operations, (v) the ability of IHS or Markit to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect IHS’s and/or Markit’s financial performance, (x) certain restrictions during the pendency of the merger that may impact IHS’s or Markit’s ability to pursue certain business opportunities or strategic transactions and (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form F-4 that will be filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form F-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IHS’s or Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Neither IHS nor Markit assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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